                                                                   EXHIBIT 10.37

                           PLEDGE AND ESCROW AGREEMENT

         This Pledge and Escrow Agreement (the "Agreement") is made as of the 31st day of December, 2001, among Syndicated Food Service International, Inc., f/k/a Floridino's International Holdings, Inc. ( "Company"), Syndicated Food Service Group, Inc. ("SFSI"), Charles A. Beasley ("CB"), Marjorie A. Beasley ("MB") and Barnes & Thornburg (the "Escrow Agent").

         WHEREAS, Company, SFSI, CB and MB and certain other parties have entered, on November 27, 2001, into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") pursuant to which CB and MB have exchanged all the shares either of them held in Beasley Food Service, Inc. and Beasley Transportation, Inc. for, among other considerations, Four Hundred Fifty Eight Thousand Seven Hundred Sixteen (458,716) shares of the Company's common stock (the "Pledged Shares").

         WHEREAS, pursuant to the terms of the Merger Agreement, the Company and SFSI have the right, among other remedies, to foreclose on the Pledged Shares in the event that any Indemnified Company Party sustains or incurs any Losses, as provided in the Merger Agreement.

         WHEREAS, capitalized terms not expressly defined herein shall have the meaning ascribed to them in the Merger Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

1.       Creation of Security Interest.

         CB and MB hereby pledge and hereby grant to Company and SFSI a first lien and security interest in the Pledged Shares. Concurrently with the execution of this Agreement, CB and MB as owners of the Pledged Shares are delivering to the Escrow Agent, with an address at 11 South Meridian Street, Indianapolis, IN 46204-3535, (i) all stock certificates representing the Pledged Shares which include, in addition to the legends relating to securities law, a legend which limits the sale, assignment, pledge, mortgage, encumbrance, hypothecation or other manner of disposition or transfer of the Pledged Shares, and (ii) duly endorsed irrevocable stock powers in blank with the signatures thereon guaranteed by a national commercial bank in the United States, to be exercised only upon the earlier of an acknowledgment of a Default or the resolution of a Dispute, as hereinafter defined.

2.       Stock Dividends and Adjustments; Voting Rights.

         If, during the term of this Agreement, any reclassification of shares, stock split, readjustment, exchange, substitution, warrant, option or right to acquire additional securities, is effected or issued with respect to the Pledged Shares or any part thereof, all shares or securities that CB and MB shall become entitled to receive as a result thereof promptly shall be delivered to the Escrow Agent and they shall constitute Pledged Shares. So long as a (i) Default (as hereinafter defined) shall not have occurred and be continuing or (ii) the existence of a Dispute and until its resolution, CB and MB shall be entitled to receive all cash dividends payable with respect to, and to exercise all rights to vote, the Pledged Shares.

3.       Parties Representative.

         Unless otherwise specified herein, (i) CB and MB shall act through CB and the acts of CB shall be binding upon both MB and CB to the same extent as if they both committed or effectuated such acts, and (ii) Company and SFSI shall act through Company and the acts of Company shall be binding upon both Company and SFSI to the same extent as if they both committed or effectuated such acts.

4.       Assurances. No Liens.

         (a) Each party shall at the request of the other execute and deliver all such further assignments and other documents and take all such further action as the parties may reasonably request in order to effect the purposes and provisions of this Agreement including to perfect, continue, better assure or confirm the rights of Company and SFSI in the Pledged Shares provided for hereunder.

         (b) CB and MB shall not sell, assign, pledge or allow any other parties to put a lien on the Pledged Shares. In the event that a lien is put on the Pledged Shares, any costs and expenses relating to the cancellation of such liens should be paid, jointly and severally, by CB and MB.

5.       Default; Remedies.

         In the event that, at any time, (i) Company or SFSI, reasonably and in good faith, determines that any Indemnified Company Party has suffered any Losses under the Merger Agreement (a "Default"), Company shall deliver to CB and the Escrow Agent a written notice (the "Default Notice"), which Default Notice shall specify, in detail, (i) a description of the alleged Default and
(ii) the aggregate amount claimed as Losses by the Indemnified Company Party under the Merger Agreement (the "Default Amount"). CB shall have a period of twenty (20) business days following the provision of the Default Notice within which to deliver to Company a written notice (the "Response Notice"), which Response Notice shall advise Company (a) that CB and MB agree with the alleged Default and/or with the Default Amount set forth in the Default Notice, or (b) that CB and MB do not agree with the alleged Default and/or with the Default Amount set forth in the Default Notice. If (i) CB shall advise Company, in the Response Notice, that CB and MB agree with the alleged Default and the Default Amount set forth in the Default Notice or (ii) if CB fails to send to Company a Response Notice, within the 20-days period described above, then no dispute shall exist and the Escrow Agent shall proceed, if so instructed by Company ("Company Instruction"), to deliver to the Indemnified Company Party (i) an aggregate number of Pledged Shares equal to the Default Amount divided by the "Share Value" on the date of the Company Instruction. The Share Value shall mean the average of the final ask price of a share of Company's common stock during the 20-days period preceding the date of the Company Instruction. If, on the other hand, CB shall advise Company in the Response Notice that CB and MB do not agree with the alleged Default and/or with the Default Amount set forth in the Default Notice (specifying in detail the Receiving Party's disagreement), a dispute (the "Dispute") shall be deemed to exist between Company, SFSI, CB and MB. Company and CB shall endeavor in good faith to resolve the Dispute by direct consultation and negotiation with each other. In the event Company and CB are unable to resolve the Dispute within ten (10) business days after the provision to Company of the Response Notice, the Dispute shall be resolved by a court as provided in Section 9 (a) hereof.

         If, in accordance with the terms and provisions of Section 9 (a) hereof, such a court enters a final judgment in favor of Company and/or SFSI, in addition to any other remedies available at law, they shall be entitled to exercise all of the rights and remedies with respect to the Pledged Shares of a secured party under the Uniform Commercial Code or any other applicable law.

6.       Rights, Duties and Immunities of the Escrow Agent.

         (a) Acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control the rights, duties and immunities of the Escrow Agent:

                  (i) The duties and obligations of the Escrow Agent are purely ministerial in nature and are determined solely by the express provisions of this Agreement.

                  (ii) The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of the parties to this Agreement, or of anyone else, to honor any of the provisions of this Agreement.

                  (iii) The parties hereto will jointly and severally reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability, damage or expense, including but not limited to counsel fees and expenses arising out of or in connection with its acceptance of, or the performance of its duties and obligations under, this Agreement, except for losses, liabilities, damages and expenses caused by the willful misconduct or gross negligence of the Escrow Agent. In no event will the Escrow Agent be liable for any loss of asset value, consequential, indirect or special damages.

                  (iv) The Escrow Agent may act in reliance upon any signature believed by it to be genuine and may assume that any person who has been designated by the parties hereto to give written instructions, notice of receipt or make any statements in connection with the provisions hereof is authorized to do so. The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instruments or any signatures on any statements or instructions. The parties hereto agree that, for the purposes of this Agreement, the names and true signatures of each individual authorized to act on behalf of each of them will be set forth on a separate writing as drafted by the parties if either of them elects to have another person or entity act on their behalf. Subject to the provisions of this Agreement, in the event that the Escrow Agent is uncertain as to its duties or the manner in which any of its duties shall be performed, the Escrow Agent shall notify the parties hereto, and the Escrow Agent need not take any action or perform any act until the uncertainty is resolved to the satisfaction of the Escrow Agent.

                  (v) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, or for anything which it may do or refrain from doing in connection herewith, except its own willful misconduct or gross negligence.

                  (vi) The Escrow Agent may seek the advice of such legal counsel as it deems necessary in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in accordance with the opinion of such counsel.

                  (vii) The Escrow Agent makes no representation as to the validity, value, genuineness or collectibility of any security, document or instrument held by or delivered to it.

                  (viii) Company and SFSI expressly agree that the Escrow Agent shall not be precluded from or restricted in any manner whatsoever from representing CB and/or MB or otherwise acting as attorneys for CB and/or MB in any matter, whether or not there is a dispute between Company, SFSI, CB and MB.

         (b) If the Escrow Agent has any doubts as to whether or not it should release the Pledged Shares, the Escrow Agent may, at the Escrow Agent's option, deposit the Stock with the clerk of the United States District Court for the Southern District of Indiana upon commencement of an action in the nature of an interpleader and the Escrow Agent shall thereupon be released and discharged from any and all further obligations arising in connection with this Agreement.

         (c) The parties agree that in the event that the Escrow Agent becomes unable to perform its duties under this Agreement, Company, with prior written notice to CB, shall designate a new Escrow Agent (who must be an attorney or law firm of comparable size and reputation with that of the Escrow Agent) to perform the obligations under this Agreement.

7.       Termination; Distribution of Pledged Shares.

         (a) The security interest and assignment created and granted hereunder shall terminate concurrently with termination of the indemnities obligations of CB and MB under the Merger Agreement (the "Termination Date").

\
         (b) If no Dispute exists on the Termination Date, then the Pledged Shares, stock powers and other instruments related thereto shall be returned to CB and MB, the security interest in the Pledged Shares shall terminate and all obligations of the Escrow Agent, CB and MB under this Agreement shall terminate.

         (c) If a Dispute exists on the Termination Date, then all of the Pledged Shares shall be held by the Escrow Agent hereunder until resolution of the Dispute.

8.       Notices.

         All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given (x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

                  (i)      If to CB and MB, to them at the following address:
                           Address: 5600 Nathan Way, Bloomington, Indiana 47408
                           Tel: 812-336-7443, ext. 201
                           Fax: 812-331-6887
                           Attention: Charles A. Beasley

                           with a copy to:

                           Barnes & Thornburg,
                           11 South Meridian Street,
                           Indianapolis, IN 46204-3535
                           Tel: (317) 236-1313
                           Facsimile: (317) 231-7433
                           Attn: John W. Boyd

                  (ii)     If to Company and SFSI:
                           Address: 661 Beville Road, Suite 113, Daytona Beach, Florida 32119
                           Tel: 386-767-0407
                           Fax: 386-767-5055
                           Attention: William C. Keeler, Chief Executive Officer

                           with a copy to:

                           Proskauer Rose LLP
                           1585 Broadway,
                           New York, NY 10036
                           Tel: 212-969-3000
                           Fax: 212-969-2900
                           Attention: David W. Sloan

                  (iii)    If to the Escrow Agent

                           Barnes & Thornburg,
                           11 South Meridian Street,
                           Indianapolis, IN 46204-3535
                           Tel: (317) 236-1313

                           Facsimile: (317) 231-7433
                           Attn: John W. Boyd

9.       Miscellaneous.

         (a) This Agreement shall be governed by and construed and enforced in accordance with, the laws of the State of Indiana, without regard to conflicts of law principles. Any disputes with respect to the interpretation of this Agreement or the rights and obligations of the parties hereto shall be exclusively brought in the U.S. District Court for the Southern District of Indiana or, if such Court lacks subject matter jurisdiction, in the state courts of Indiana, Indianapolis. Each of the parties waives any right to object to the jurisdiction or venue of either of such Courts or to claim that such Courts are an inconvenient forum.

         (b) If any term or provision of this Agreement shall, for any reason, be held to be illegal, invalid or unenforceable under the laws of any governmental authority to which this Agreement is subject, the term or provision shall be deemed severed from this Agreement, and the remaining terms and provisions shall be enforceable, to the fullest extent, permitted by law.

         (c) This Agreement shall inure to the benefit of and shall be binding upon the respective successors, assigns and legal representatives of the parties hereto.

         (d) Captions used herein are inserted for reference purposes only and shall not affect the interpretation or meaning of this Agreement.

         (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         (f) This Agreement may not be changed, modified or, except as provided herein, terminated, in whole or in part, except by a written instrument signed by the party against whom any such change, modification or termination is sought to be enforced.

                     [remainder of page intentionally blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                  SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
                  f/k/a FLORIDINO'S INTERNATIONAL HOLDINGS, INC.

                  By: /s/ William C. Keeler
                      ------------------------------
                      Name: William C. Keeler
                      Title: Chief Executive Officer

                  SYNDICATED FOOD SERVICE GROUP, INC.

                  By: /s/ William C. Keeler
                      ------------------------------
                      Name: William C. Keeler
                      Title: Chief Executive Officer

                  /s/ Charles A. Beasley
                  ----------------------------------
                  CHARLES A. BEASLEY

                  /s/ Marjorie A. Beasley
                  ----------------------------------
                  MARJORIE A. BEASLEY

                  BARNES & THORNBURG

                  By: /s/ John W. Boyd
                     --------------------------------
                     Name: JOHN W. BOYD
                     Title: PARTNER

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR GOOD AND VALUABLE CONSIDERATION, Charles A. Beasley and Marjorie A. Beasley, joint owners (together, the "Assignor") hereby unconditionally and forever assign, transfer and set over unto ____________________________________,
_______________________ (_________) shares of the common capital stock of
SYNDICATED FOOD SERVICE INTERNATIONAL, INC., a Florida corporation, standing in the name of Assignor on the books of such corporation and represented by Certificate No.________________________, and hereby irrevocably constitutes and appoints the Secretary of the Corporation as the attorney to transfer such stock on the books of such corporation with full power of substitution in the premises.

         Executed this____________day of December, 2001.

                                     /s/ Charles A. Beasley
                                     ----------------------------
Stu Scudder                          Charles A. Beasley
                                     S.S. Number:

                                     /s/ Marjorie A. Beasley
                                     ----------------------------
                                     Marjorie A. Beasley
                                     S.S. Number:

In presence of and signatures guaranteed by:

[INSERT NATIONAL BANK SIGNATURE/GUARANTEE BLOCK]

COMMON STOCK                        SFS                           COMMON STOCK
   NUMBER                                                            SHARES
  SF 2027                                                        *** 458716 ***

                  SYNDICATED FOOD, SERVICE INTERNATIONAL, INC.
               Incorporated under the Laws of the State of Florida

                                                               CUSIP 871580 10 6
THIS CERTIFIES THAT    CHARLES BEASLEY &
                       MARJORIE BEASLEY JT TEN

Is the owner of
               **** FOUR HUNDRED FIFTY EIGHT THOUSAND SEVEN HUNDRED SIXTEEN ****

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR
                           VALUE OF $.001 PER SHARE OF

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies' of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate Is not valid unless countersigned by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date: 12/28/2001

/s/                              [SEAL]              /s/ William C. Keeler
---------------                                      ------------------------
SECRETARY                                            CHIEF EXECUTIVE OFFICER

Countersigned and Registered:

                  MANHATTAN TRANSFER REGISTRAR CO.
                          (HOLBROOK, N.Y.)

By /s/ Frank Dolney

                                                                  Transfer Agent
                                                                   and Registrar

                                                            Authorized Signature